                                                                   EXHIBIT 24(a)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Keiser and Edward W. Moneypenny, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and his agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with Oryx Energy Company, in its capacity as managing general partner of Sun Energy Partners, L.P., to sign the Annual Report of SUN ENERGY PARTNERS, L.P. for the fiscal year ended December 31, 1997 on Form 10-K pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any or all amendments to the Annual Report and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                   TITLE                        DATE
                      ---------                                   -----                        ----
                /s/ ROBERT L. KEISER                     Chairman, Chief                  March 5, 1998
-----------------------------------------------------      Executive Officer and
                  Robert L. Keiser                         Director (principal
                                                           executive officer)

                  /s/ JERRY W. BOX                       President, Chief                 March 5, 1998
-----------------------------------------------------      Operating Officer and
                    Jerry W. Box                           Director

              /s/ EDWARD W. MONEYPENNY                   Executive Vice                   March 5, 1998
-----------------------------------------------------      President, Finance,
                Edward W. Moneypenny                       Chief Financial
                                                           Officer, and Director
                                                           (principal financial
                                                           officer)

               /s/ ROBERT L. THOMPSON                    Vice President Planning          March 5, 1998
-----------------------------------------------------      and Controller
                 Robert L. Thompson                        (principal accounting
                                                           officer)

               /s/ WILLIAM E. BRADFORD                   Director                         March 5, 1998
-----------------------------------------------------
                 William E. Bradford

                 /s/ SYLVIA A. EARLE                     Director                         March 5, 1998
-----------------------------------------------------
                   Sylvia A. Earle

            /s/ DAVID C. GENEVER-WATLING                 Director                         March 5, 1998
-----------------------------------------------------
              David C. Genever-Watling

                 /s/ ROBERT B. GILL                      Director                         March 5, 1998
-----------------------------------------------------
                   Robert B. Gill

                                                         Director                         March 5, 1998
-----------------------------------------------------
               David S. Hollingsworth

                      SIGNATURE                                   TITLE                        DATE
                      ---------                                   -----                        ----
             /s/ CHARLES H. PISTOR, JR.                  Director                         March 5, 1998
-----------------------------------------------------
               Charles H. Pistor, Jr.

                 /s/ PAUL R. SEEGERS                     Director                         March 5, 1998
-----------------------------------------------------
                   Paul R. Seegers

              /s/ IAN L. WHITE-THOMSON                   Director                         March 5, 1998
-----------------------------------------------------
                Ian L. White-Thomson